CONFIDENTIAL TREATMENT REQUESTED                                  EXHIBIT 10.68

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED IS OMITTED AND IS NOTED WITH "[CONFIDENTIAL TREATMENT REQUESTED]." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                          THIRD AMENDMENT TO AGREEMENT

     THIS THIRD AMENDMENT TO AGREEMENT ("Third Amendment") is made and effective as of this 12th day of November, 2001, by and between MDS (CANADA) INC., MDS NORDION division, successor to MDS NORDION INC. ("Nordion"), and IDEC PHARMACEUTICALS CORPORATION ("IDEC").

WHEREAS:

     A. Nordion and IDEC are parties to that certain Agreement dated May 14, 1999, whereby Nordion agreed to manufacture and supply Isotope for use with IDEC's Labelled Drug ("Isotope Agreement").

     B. The Isotope Agreement was subsequently amended by a letter agreement between the parties dated January 25, 2000 (`First Amendment"), a letter agreement between the parties dated March 21, 2000 relating to Isotope dose size ("Isotope Dose Size Letter") and a Letter Agreement between the parties dated March 22, 2001 ("Second Amendment"). The Isotope Agreement, as amended by the First Amendment, Isotope Dose Size Letter and Second Amendment are collectively referred to herein as the "Agreement."

     C. Nordion and IDEC desire to further amend the Agreement as set forth in this Third Amendment.

     D. Unless otherwise defined herein, capitalized items as used herein shall have the meanings as given thereto in the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, and subject to the terms and conditions hereinafter set out, the parties agree as follows:

1.   INCREASED DOSE SIZE, PRICE AND REPORTING.

     1.1 Section 6.2 of the Agreement relating to production planning for Clinical Trial and Pre-Commercial Phase supply is amended to provide that Isotope may be shipped in as many as [CONFIDENTIAL TREATMENT REQUESTED] sizes to be discussed by the parties and approved by IDEC, however it is anticipated that a dose size of [CONFIDENTIAL TREATMENT REQUESTED] per vial at Calibration will be required.

     1.2 During the Commercial Phase the dose size shall be [CONFIDENTIAL TREATMENT REQUESTED] at Calibration.

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                                                CONFIDENTIAL TREATMENT REQUESTED

     1.3 Subject to Section 7.6 of the Agreement, the maximum purchase price for Isotope during the Commercial Phase shall be [CONFIDENTIAL TREATMENT REQUESTED] per dose. The purchase price includes all shipping, insurance and customs charges ("Charges") currently estimated to average [CONFIDENTIAL TREATMENT REQUESTED] per dose. The parties agree to adjust the minimum purchase price on an annual basis commencing [CONFIDENTIAL TREATMENT REQUESTED] to reflect any increase or decrease in the average cost of such Charges incurred by Nordion during the prior year.

     1.4 Upon commencement of the Commercial Phase and notwithstanding the notice required set out in Section 7.1(ii) of the Agreement, Nordion shall [CONFIDENTIAL TREATMENT REQUESTED] for use with IDEC's Monoclonal Antibody. Title in and to Isotope and risk of loss shall [CONFIDENTIAL TREATMENT REQUESTED]. For the purposes of certainty, Nordion may refuse to supply Isotope [CONFIDENTIAL TREATMENT REQUESTED]. Such refusal to supply shall not affect IDEC's minimum purchase commitment under the Agreement.

     1.5 From time to time during the Commercial Phase, but in any event not less than [CONFIDENTIAL TREATMENT REQUESTED], the parties shall meet to discuss Isotope vial fill optimization. If the parties determine in good faith that the amount of Isotope shipped per dose can be reduced without impacting the [CONFIDENTIAL TREATMENT REQUESTED] at Calibration dose size requirement or that a smaller dose size meets Labelled Drug administration requirements, the purchase price shall, subject to Section 7.6 of the Agreement, be based on a maximum price of [CONFIDENTIAL TREATMENT REQUESTED] per [CONFIDENTIAL TREATMENT REQUESTED] at Calibration, plus Charges.

     1.6 Once construction of the New Faci1ity is comp1ete and it is capable of supplying Isotope the readiness fee in Section 6.5 of the Agreement shall be increased to [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED], shall not [CONFIDENTIAL TREATMENT REQUESTED]. In the event Nordion is sourcing radiochemica1 grade yttrium-90 in house, for the purposes or Section 6.5 of the Agreement, the [CONFIDENTIAL TREATMENT REQUESTED] shall be [CONFIDENTIAL TREATMENT REQUESTED].

     1.7 Nordion agrees that it shall provide or otherwise cause to be provided to IDEC the following reports on a per customer basis by e-mail or fax:

          (i) confirmation, within 1 full business day of receipt of Isotope orders, setting out the total number of orders placed in a particular day from customers including a summary of declined orders for reasons including

                                        2
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                                                CONFIDENTIAL TREATMENT REQUESTED

                 but not limited to customer's failure to have a radioactive materials license;

          (ii) advance shipping notice including information with respect to planned Isotope shipping dates, customer address and quantities ordered, provided on the day of shipment;

          (iii) weekly summary exception reports provided on Friday of each week setting out missed shipments (arrival after 12 noon in customer's time zone), product complaints and replaced doses in such week, if applicable; and

          (iv)   any and all distribution or other reports required by the FDA.

          For the purpose of the audit rights set out in Section 11.1 of the Agreement, IDEC'S right of audit shall be extended for the purpose of verification of fulfillment of Nordion's obligations set forth in this
          Section 1.7. Any auditor engaged pursuant to Section 11.1 of the Agreement shall prior to carrying out such audit enter into a confidentiality agreement reasonably acceptable to Nordion and IDEC for the purpose of protecting the confidential information of each respective party.

2.   TERMINATION RIGHTS.

     2.1 IDEC agrees that it shall not exercise its termination rights set forth in Section 17.3 of the Agreement and such termination right, except as set forth below, shall be suspended until such time as [CONFIDENTIAL TREATMENT REQUESTED] reach [CONFIDENTIAL TREATMENT REQUESTED] in the aggregate, including [CONFIDENTIAL TREATMENT REQUESTED] under the Agreement or to third parties during the period in which the Agreement remains in force [CONFIDENTIAL TREATMENT REQUESTED]. Nordion shall notify IDEC as soon as Nordion becomes aware that the [CONFIDENTIAL TREATMENT REQUESTED] has been reached.

     2.2 Nordion agrees that it shall not exercise its termination rights set forth in Section 17.3 of the Agreement and such termination rights shall be suspended until Nordion has had the capability to commercially supply Isotope from the KRMF Facility (as such term is defined in Section 4.1 of this Third Amendment below) for five years. This five-year period includes the 24-month notice requirement set forth in Section 17.3 of the Agreement. For purposes of this Section
          2.2 and elsewhere in this Third Amendment, Nordion shall be deemed to be capable of commercially supplying Isotope from the KRMF Facility as of [CONFIDENTIAL TREATMENT REQUESTED]. Nordion shall timely notify IDEC of such date.

     2.3 Notwithstanding Section 2.1 of this Third Amendment, IDEC may exercise its termination right pursuant to Section 17.3 of the Agreement at any time prior to the later of (i) BLA approval of the Labelled Drug or
          (ii) the date Nordion is

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                                                CONFIDENTIAL TREATMENT REQUESTED

          capable of commercially supplying Isotope from the KRMF Facility. In the event that IDEC exercises its right to terminate the Agreement pursuant to this Section 2.3, or Nordion or IDEC terminate the Agreement pursuant to Section 17.6 of the Agreement, IDEC, [CONFIDENTIAL TREATMENT REQUESTED], shall pay Nordion an amount equal to the sum of:

                 (a) the lesser of (i) [CONFIDENTIAL TREATMENT REQUESTED] minus [CONFIDENTIAL TREATMENT REQUESTED] under the Agreement from the sale of Isotope and/or Yttriurn-90 manufactured by the [CONFIDENTIAL TREATMENT REQUESTED] up to the effective date of termination or (ii) Nordion's [CONFIDENTIAL TREATMENT REQUESTED] associated with the establishment of the [CONFIDENTIAL TREATMENT REQUESTED] to the date of the termination notice minus [CONFIDENTIAL TREATMENT REQUESTED] under the Agreement from the sale of Isotope and/or Yttrium-90 manufactured by the [CONFIDENTIAL TREATMENT REQUESTED] up to the effective date of termination, plus

                 (b) an amount equal to [CONFIDENTIAL TREATMENT REQUESTED], provided, however, in no event shall such amount exceed [CONFIDENTIAL TREATMENT REQUESTED], plus

                 (c) any amounts otherwise payable pursuant to Section 17.3 of the Agreement.

          [CONFIDENTIAL TREATMENT REQUESTED]

          Upon receipt of notice of termination of the Agreement pursuant to this Section 2.3, Nordion may cease all work on the KRMF Facility.

     2.4 In addition to IDEC's rights set forth in Section 2.3 of this Third Amendment, and notwithstanding Section 2.1 above, IDEC may terminate the Agreement with respect to [CONFIDENTIAL TREATMENT REQUESTED], at any time prior to the later of (i) BLA approval of the Labelled Drug, or (ii) the date Nordion is capable of commercially supplying Isotope from the KRMF Facility. In the event that IDEC exercises its right under this Section 2.4, IDEC, in order to [CONFIDENTIAL TREATMENT REQUESTED], provided, however, in no event shall such amount exceed [CONFIDENTIAL TREATMENT REQUESTED].

     2.5 Subject to Section 7.6 of the Agreement, Nordion agrees that IDEC may at any time within [CONFIDENTIAL TREATMENT REQUESTED] following the effective date of termination pursuant to Sections 2.3, 2.4, 5.11 and
          5.13 of this Third Amendment reinstate the Agreement as amended by this Third Amendment upon [CONFIDENTIAL TREATMENT REQUESTED] prior written notice to Nordion, and provided the parties agree on an amount to be secured in Escrow to

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                                                CONFIDENTIAL TREATMENT REQUESTED

          be negotiated in good faith for [CONFIDENTIAL TREATMENT REQUESTED] after the date of termination, as the case may be. It is acknowledged and agreed that the Agreement, as reinstated, shall [CONFIDENTIAL TREATMENT REQUESTED]. Notwithstanding anything to the contrary set forth in this Section 2.5, in the event Nordion advises IDEC in writing during the [CONFIDENTIAL TREATMENT REQUESTED] reinstatement period that it has initiated negotiations with a third party regarding use of [CONFIDENTIAL TREATMENT REQUESTED]. IDEC shall have [CONFIDENTIAL TREATMENT REQUESTED] from the date of such notification to elect with respect to such facility to reinstate the Agreement in accordance with this Section 2.5 or waive such right of reinstatement. IDEC's failure to respond within the forgoing [CONFIDENTIAL TREATMENT REQUESTED] period shall be deemed a waiver of IDEC's right of reinstatement. In the event IDEC waives such right of reinstatement and Nordion's negotiations with such third party fail to result in agreement to utilize the applicable facility, Nordion shall promptly notify IDEC and IDEC shall again have thc right of reinstatement set forth in this Section 2.5 until expiration of the original [CONFIDENTIAL TREATMENT REQUESTED] reinstatement period, subject to Nordion's continuing right to initiate negotiations with a third party and to require IDEC to elect to reinstate the Agreement or waive such right within [CONFIDENTIAL TREATMENT REQUESTED].

     2.6 This Article 2 of this Third Amendment hereby supersedes Article 2 of the Second Amendment. In the event IDEC exercises the termination rights set forth in Section 2.4 of this Third Amendment, Article 2 of the Second Amendment shall be reinstated and Sections 2.1 - 2.5, 3.1 - 3.4, 4.1 - 4.4, 51 - 5.13 and 7.4 of this Third Amendment shall no longer be applicable, provided IDEC has met all of its obligations set out in Section 2.4 above.

3.   MINIMUM PURCHASE COMMITMENT.

     3.1 The [CONFIDENTIAL TREATMENT REQUESTED] Commercial Phase minimum purchase commitment set forth in Section 7.1(i) the Agreement is hereby amended and replaced with the following Commercial Phase minimum purchase commitment.

          ----------------------------------------------------------------------
                                    MINIMUM PURCHASE COMMITMENT
          ----------------------------------------------------------------------
          [CONFIDENTIAL TREATMENT               Gross Revenue excluding Charges
              REQUESTED] Period                 ($ US) from the sale of Isotope
          ----------------------------------- ----------------------------------
          Commencement of Commercial Phase
           through the date
          [CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED] following the commencement of the
           Commercial Phase
          [CONFIDENTIAL TREATMENT REQUESTED]
          --------------------------- ------- ----------------------------------
          [CONFIDENTIAL TREATMENT REQUESTED]  [CONFIDENTIAL TREATMENT REQUESTED]
          --------------------------- ------- ----------------------------------
          [CONFIDENTIAL TREATMENT REQUESTED]  [CONFIDENTIAL TREATMENT REQUESTED]
          ----------------------------------- ----------------------------------
          [CONFIDENTIAL TREATMENT             [CONFIDENTIAL TREATMENT

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                                                CONFIDENTIAL TREATMENT REQUESTED

                    REQUESTED]                          REQUESTED]
          ----------------------------------- ----------------------------------
          [CONFIDENTIAL TREATMENT REQUESTED]  [CONFIDENTIAL TREATMENT REQUESTED]
          ----------------------------------- ----------------------------------
                 Cumulative Total             [CONFIDENTIAL TREATMENT REQUESTED]
          ----------------------------------- ----------------------------------

     3.2 Notwithstanding anything to the contrary set forth in Section 7.1(iii) of the Agreement, commencing as of the end of [CONFIDENTIAL TREATMENT REQUESTED] of the Commercial Phase, and at the end of each [CONFIDENTIAL TREATMENT REQUESTED] period thereafter, minimum payments payable to Nordion as a result of IDEC's Commercial Phase minimum purchase commitment (as such commitment may be adjusted pursuant to Sections 3.3, 3.4 and 3.5 below) shall take into account [CONFIDENTIAL TREATMENT REQUESTED] as well as [CONFIDENTIAL TREATMENT REQUESTED].

          For example, if Nordion's [CONFIDENTIAL TREATMENT REQUESTED] was [CONFIDENTIAL TREATMENT REQUESTED] during [CONFIDENTIAL TREATMENT REQUESTED], and [CONFIDENTIAL TREATMENT REQUESTED] during [CONFIDENTIAL TREATMENT REQUESTED], IDEC would owe Nordion [CONFIDENTIAL TREATMENT REQUESTED] for [CONFIDENTIAL TREATMENT REQUESTED], since [CONFIDENTIAL TREATMENT REQUESTED] exceeded IDEC's [CONFIDENTIAL TREATMENT REQUESTED] for such period. At the end of [CONFIDENTIAL TREATMENT REQUESTED], IDEC, however, would be required to pay [CONFIDENTIAL TREATMENT REQUESTED] to Nordion. [CONFIDENTIAL TREATMENT REQUESTED] for [CONFIDENTIAL TREATMENT REQUESTED].

          Continuing this example, if [CONFIDENTIAL TREATMENT REQUESTED]was [CONFIDENTIAL TREATMENT REQUESTED], IDEC would owe Nordion [CONFIDENTIAL TREATMENT REQUESTED] at the end of [CONFIDENTIAL TREATMENT REQUESTED], and [CONFIDENTIAL TREATMENT REQUESTED] -- [CONFIDENTIAL TREATMENT REQUESTED] plus prior [CONFIDENTIAL TREATMENT REQUESTED].

          If IDEC were, at the end of any [CONFIDENTIAL TREATMENT REQUESTED] period designated above, due a refund of any over-payment of a [CONFIDENTIAL TREATMENT REQUESTED], IDEC shall invoice Nordion for such [CONFIDENTIAL TREATMENT REQUESTED] and Nordion shall forward payment to IDEC within thirty (30) days of the date of the invoice.

          For example, if during [CONFIDENTIAL TREATMENT REQUESTED] of the example described above, [CONFIDENTIAL TREATMENT

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                                                CONFIDENTIAL TREATMENT REQUESTED

          REQUESTED], IDEC would be entitled to [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED] made by IDEC [CONFIDENTIAL TREATMENT REQUESTED] plus [CONFIDENTIAL TREATMENT REQUESTED] minus [CONFIDENTIAL TREATMENT REQUESTED].

     3.3 In the event Nordion has not submitted an updated DMF (or NDA, if required) for the KRMF Facility to the FDA on or before [CONFIDENTIAL TREATMENT REQUESTED]. IDEC's [CONFIDENTIAL TREATMENT REQUESTED] set forth in Section 3,1 above and the [CONFIDENTIAL TREATMENT REQUESTED] amount associated with the [CONFIDENTIAL TREATMENT REQUESTED] shall each be reduced by [CONFIDENTIAL TREATMENT REQUESTED] and shall continue to be reduced by [CONFIDENTIAL TREATMENT REQUESTED]on the 12th day each month following [CONFIDENTIAL TREATMENT REQUESTED] until the updated DMF (or NDA, if required) is submitted, provided, however, in no event shall such reductions cause the [CONFIDENTIAL TREATMENT REQUESTED] and amount associated with the [CONFIDENTIAL TREATMENT REQUESTED] to fall below [CONFIDENTIAL TREATMENT REQUESTED]. Attachment 1, incorporated herein by reference, sets forth the [CONFIDENTIAL TREATMENT REQUESTED] schedules as so reduced by [CONFIDENTIAL TREATMENT REQUESTED] increments.

     3.4 In the event Nordion has not established the capability to commence commercial supply of Isotope from the KRMF Facility by [CONFIDENTIAL TREATMENT REQUESTED], provided and to the extent such delay is not the result of the failure by IDEC to allow Nordion to cross-file the DMF against IDEC's BLA, IDEC's [CONFIDENTIAL TREATMENT REQUESTED] and the [CONFIDENTIAL TREATMENT REQUESTED] amount associated with the [CONFIDENTIAL TREATMENT REQUESTED], as the same may have been reduced pursuant to Section 3.3 above, shall each be further reduced by [CONFIDENTIAL TREATMENT REQUESTED] on the 12th day of each month following [CONFIDENTIAL TREATMENT REQUESTED] until the date by which Nordion is capable of commercially supplying Isotope from the KRMF Facility. In no event shall such reductions cause the [CONFIDENTIAL TREATMENT REQUESTED] and the amount associated with the [CONFIDENTIAL TREATMENT REQUESTED] to fall below [CONFIDENTIAL TREATMENT REQUESTED]. Attachment 1, incorporated herein by reference, sets forth the [CONFIDENTIAL TREATMENT REQUESTED] schedules as so reduced by [CONFIDENTIAL TREATMENT REQUESTED] increments.

     3.5 If during the [CONFIDENTIAL TREATMENT REQUESTED], IDEC's demand for Isotope under-utilizes the capacity of [CONFIDENTIAL TREATMENT REQUESTED], the [CONFIDENTIAL TREATMENT REQUESTED] and the amount associated with the [CONFIDENTIAL TREATMENT REQUESTED] shall be [CONFIDENTIAL TREATMENT

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                                                CONFIDENTIAL TREATMENT REQUESTED

          REQUESTED] to the extent of [CONFIDENTIAL TREATMENT REQUESTED]. Nordion shall have no obligation to seek out sales to third parties [CONFIDENTIAL TREATMENT REQUESTED].

4.   KRMF FACILITY.

     4.1 Nordion shall use commercially reasonable efforts to construct a new automated production suite capable of producing Isotope ("KRMF Facility"). It is understood and acknowledged by the parties that the Completion Dates and the sequence for carrying out the activities shall serve only as a guide. Nordion shall use commercially reasonable efforts to complete projects on or in advance of stated Completion Dates. IDEC acknowledges, however, that Nordion's ability to meet Completion Dates depends heavily on the ability of external vendors, suppliers and consultants to complete engineering, manufacture, deliveries and projects in a timely manner. The project schedule shall be as follows:

                                                           COMPLETION DATE
                                                           ---------------
                                                        (IN MONTHS FOLLOWING
                              EVENT                       EXECUTION OF THIRD
                              -----                           AMENDMENT)

          Preliminary Engineering                       [CONFIDENTIAL TREATMENT
                                                           REQUESTED]
          Major Equipment purchased                     [CONFIDENTIAL TREATMENT
                                                           REQUESTED]
          Dispensing line installation                  [CONFIDENTIAL TREATMENT
                                                           REQUESTED]
          Process Validation Completed                  [CONFIDENTIAL TREATMENT
                                                           REQUESTED]
          Submission of updated DMF (or NDA,            [CONFIDENTIAL TREATMENT
            if required)                                   REQUESTED]

          Nordion shall provide IDEC with detailed monthly progress reports as to the status of the project.

     4.2 The KRMF Facility shall produce Isotope for [CONFIDENTIAL TREATMENT REQUESTED] patient treatments or as otherwise agreed. Subject to
          Section 7.4 of the Agreement, Nordion shall produce Isotope from the KRMF Facility for additional patient treatment days provided [CONFIDENTIAL TREATMENT REQUESTED] or more vials are ordered for such day. Upon IDEC's request, and provided Nordion has the capacity to supply, Nordion shall supply Yttrium-90 from the KRMF Facility for other IDEC applications on the same terms and conditions of the Agreement subject to equitable adjustments based on dose requirements and such purchases shall be applied to IDEC's minimum purchase commitment described in Article 3 above.

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                                                CONFIDENTIAL TREATMENT REQUESTED

     4.3 The capacity of the KRMF Facility shall not be less than [CONFIDENTIAL TREATMENT REQUESTED], including [CONFIDENTIAL TREATMENT REQUESTED] required for quality control and to meet regulating requirements, provided, however, in no event shall the capacity of the KRMF Facility be less than [CONFIDENTIAL TREATMENT REQUESTED] for commercial shipment [CONFIDENTIAL TREATMENT REQUESTED].

     4.4 Forty five (45) days after the establishment of the capability to commence Commercial Supply of Isotope from the KRMF Facility, Nordion [CONFIDENTIAL TREATMENT REQUESTED], provided, however, this Section shall not reduce or relieve Nordion's supply obligation under the Agreement.

5.   ESCROW.

     5.1 Upon execution of this Third Amendment, IDEC shall establish an escrow account with Union Bank of California, N.A. ("Escrow"). Each party including Escrow shall execute and abide by the Escrow Agreement attached hereto as Attachment 2. IDEC shall, as set forth in Section 5.2, 5.3 and 5.4 below, deposit funds into Escrow to ensure payment to Nordion of the minimum purchase commitment under the Agreement as well as IDEC's obligation to [CONFIDENTIAL TREATMENT REQUESTED] of this Third Amendment, or as otherwise set forth below. The cost of establishing and maintaining the Escrow shall be shared by IDEC and Nordion equally.

          IDEC shall have the right to direct Escrow to invest the funds in accordance with the investment guidelines attached hereto as Attachment 3. Subject to the terms of this Third Amendment, IDEC shall receive the full benefit of investment returns paid on funds in Escrow. Investment returns may be drawn by IDEC, in accordance with this Third Amendment, from Escrow on a quarterly basis.

     5.2 Upon execution of this Third Amendment, IDEC shall deposit an amount equal to [CONFIDENTIAL TREATMENT REQUESTED] associated with [CONFIDENTIAL TREATMENT REQUESTED] (as such [CONFIDENTIAL TREATMENT REQUESTED] and amounts are defined in Attachment 4 hereto).

     5.3 IDEC shall make additional deposits into Escrow equal to the [CONFIDENTIAL TREATMENT REQUESTED] associated with [CONFIDENTIAL TREATMENT REQUESTED] as defined in Attachment 4. For purposes of IDEC's obligations hereunder, Nordion and IDEC agree that the deposits set forth in Attachment 4 [CONFIDENTIAL TREATMENT REQUESTED]. Nordion shall notify IDEC in writing not less than [CONFIDENTIAL TREATMENT REQUESTED] prior to the anticipated commencement of the work associated with each [CONFIDENTIAL TREATMENT REQUESTED]. During the [CONFIDENTIAL TREATMENT REQUESTED] prior to each anticipated commencement date, IDEC shall have the right to inspect the work in progress to

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                                                CONFIDENTIAL TREATMENT REQUESTED

          determine if the work associated with [CONFIDENTIAL TREATMENT REQUESTED] is imminent and appropriate based on work completed. IDEC shall notify Nordion in writing not less than [CONFIDENTIAL TREATMENT REQUESTED] prior to each anticipated commencement date if IDEC in its reasonable discretion determines that the work to date is materially deficient or if commencement of work associated with [CONFIDENTIAL TREATMENT REQUESTED] is not imminent. If IDEC fails to so notify Nordion, IDEC shall make the requisite deposit into Escrow on or prior to the anticipated commencement date of the [CONFIDENTIAL TREATMENT REQUESTED]. Any notice by IDEC under this Section 5.3 shall include a detailed explanation of the reasons why the amount associated with the [CONFIDENTIAL TREATMENT REQUESTED]is not yet payable to Nordion pursuant to this Section 5.3.

          Upon receipt of such notice, if any, Nordion shall commence cure of any deficiency noted and shall notify IDEC upon completion. IDEC shall have [CONFIDENTIAL TREATMENT REQUESTED] following such notice to inspect the work and to determine if the work associated with the [CONFIDENTIAL TREATMENT REQUESTED] is imminent and appropriate. On or prior to expiration of such [CONFIDENTIAL TREATMENT REQUESTED] period, IDEC shall notify Nordion if IDEC in its reasonable discretion determines that the work remains materially deficient or if commencement of work associated with the [CONFIDENTIAL TREATMENT REQUESTED] is not imminent. If IDEC fails to so notify Nordion, IDEC shall make the requisite deposit into Escrow on or prior to the end of such [CONFIDENTIAL TREATMENT REQUESTED] period. Upon receipt of any notice under this second paragraph of Section 5.3, Nordion shall commence cure of any deficiency noted and reimburse IDEC for its reasonable travel and other out-of-pocket expenses including the reasonable expenses and costs of any expert retained by IDEC to review Nordion's work. Nordion shall notify IDEC upon completion of the work and the [CONFIDENTIAL TREATMENT REQUESTED] inspection period described above shall repeat itself until the work is completed.

          In the event IDEC fails to make a requisite deposit into the Escrow in accordance with this Section 5.3, Nordion shall, on [CONFIDENTIAL TREATMENT REQUESTED] prior written notice to IDEC and Escrow, and provided IDEC has not cured such failure within such [CONFIDENTIAL TREATMENT REQUESTED], be entitled to [CONFIDENTIAL TREATMENT REQUESTED].

     5.4 After the later of (i) BLA approval or (ii) the date Nordion is capable of commercially supplying Isotope from the KRMF Facility, IDEC shall then deposit into Escrow [CONFIDENTIAL TREATMENT REQUESTED] to ensure payment to Nordion of the [CONFIDENTIAL TREATMENT REQUESTED] under the Agreement. In the event IDEC fails to make the requisite deposit into the Escrow in accordance with this Section 5.4, Nordion

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                                                CONFIDENTIAL TREATMENT REQUESTED

          shall, upon [CONFIDENTIAL TREATMENT REQUESTED] prior written notice to IDEC and Escrow, and provided IDEC has not cured such failure within such [CONFIDENTIAL TREATMENT REQUESTED] period, be entitled to withdraw and retain all sums in Escrow (excluding investment returns), as reconciled pursuant to Section 5.6 below, and Section 2 of the Second Amendment shall be reinstated and Sections 2.1 -- 2.5, 3,1 -- 34, 4.1 -- 4.4, 5.1--5.13 and 7.4 of this Third Amendment shall no longer be applicable.

     5.5 For the purposes of Sections 5.1, 5.2, 5.3 and 54 above, the remedial provisions of Section 17.4 of the Agreement shall not apply to any breach of these Sections by IDEC.

     5.6  Notwithstanding anything to the contrary set forth in Sections 5.2,
          5.3 and 54 of this Third Amendment, IDEC and Nordion agree that the amount in Escrow at any time during the term of this Agreement shall not exceed [CONFIDENTIAL TREATMENT REQUESTED], as the same may be adjusted pursuant to Sections 3.3 and 3.4 above, minus cumulative [CONFIDENTIAL TREATMENT REQUESTED]. On the earlier of (i) the date IDEC would otherwise be required to deposit [CONFIDENTIAL TREATMENT REQUESTED] into Escrow under Section 5.4 above or [CONFIDENTIAL TREATMENT REQUESTED] plus (b) the amounts deposited into Escrow under Sections 5.2 and 5.3 exceed [CONFIDENTIAL TREATMENT REQUESTED] as the same may be adjusted pursuant to Sections 3.3 and 3.4, IDEC and Nordion shall meet to reconcile the amount in Escrow against the amount required to be in Escrow under this Third Amendment. Any amount held in Escrow which exceeds the amount required under this Third Amendment shall be immediately disbursed to IDEC. IDEC and Nordion shall also meet not less than each calendar quarter following the initial reconciliation to reconcile the amount in Escrow against the amount required in Escrow and any amount then held in Escrow which exceeds the amount required under this Third Amendment shall be immediately disbursed to IDEC.

          For example, if [CONFIDENTIAL TREATMENT REQUESTED] was [CONFIDENTIAL TREATMENT REQUESTED], the amount deposited in Escrow under Sections
          5.2 and 5.3 was [CONFIDENTIAL TREATMENT REQUESTED], [CONFIDENTIAL TREATMENT REQUESTED] was [CONFIDENTIAL TREATMENT REQUESTED, and the [CONFIDENTIAL TREATMENT REQUESTED] had yet to be established, then upon reconciliation, IDEC would be entitled to withdraw [CONFIDENTIAL TREATMENT REQUESTED] from Escrow. (The amount in Escrow [CONFIDENTIAL TREATMENT REQUESTED] exceeds the [CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED] minus [CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED].

          Continuing this example, if during the period until the next reconciliation the [CONFIDENTIAL TREATMENT REQUESTED] requirement was reduced

                                                CONFIDENTIAL TREATMENT REQUESTED

          by [CONFIDENTIAL TREATMENT REQUESTED] pursuant to Section 3.3 of this Third Amendment and [CONFIDENTIAL TREATMENT REQUESTED] increased by [CONFIDENTIAL TREATMENT REQUESTED], IDEC would be entitled to withdraw [CONFIDENTIAL TREATMENT REQUESTED] from Escrow upon the next reconciliation. (The amount in Escrow [CONFIDENTIAL TREATMENT REQUESTED] exceeds the [CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED] minus [CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED].

          Further continuing this example, if the next reconciliation occurs on thc date IDEC would otherwise be required to deposit [CONFIDENTIAL TREATMENT REQUESTED] into Escrow under Section 5.4 of this Third Amendment and [CONFIDENTIAL TREATMENT REQUESTED] increased by [CONFIDENTIAL TREATMENT REQUESTED]. IDEC would not be required to deposit [CONFIDENTIAL TREATMENT REQUESTED] into Escrow, but rather would be entitled to withdraw [CONFIDENTIAL TREATMENT REQUESTED] from Escrow. (Thc amount in Escrow [CONFIDENTIAL TREATMENT REQUESTED] exceeds the [CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED] minus [CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED].

          Finally, if on the next reconciliation date, [CONFIDENTIAL TREATMENT REQUESTED] had increased by [CONFIDENTIAL TREATMENT REQUESTED], IDEC would be entitled to withdraw the remaining [CONFIDENTIAL TREATMENT REQUESTED] in Escrow and would have no further obligation to make deposits into Escrow. (The amount in Escrow [CONFIDENTIAL TREATMENT REQUESTED] exceeds the [CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED] minus [CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED]. Since at any time following this reconciliation date [CONFIDENTIAL TREATMENT REQUESTED] would exceed the [CONFIDENTIAL TREATMENT REQUESTED], IDEC would have no further obligation to make deposits into Escrow.

     5.7 In addition to Nordion's right to withdraw funds from Escrow as set forth in Sections 5.3 and 5.4 above, Nordion shell have the right to withdraw funds from Escrow as follows:

          (i)    In the event of termination of the Agreement:

                 (a) by IDEC pursuant to Sections 2.3 or 2.4 of this Third Amendment, or

                 (b) by Nordion or IDEC pursuant to Section 17.6 of the Agreement,

                                                CONFIDENTIAL TREATMENT REQUESTED

                 Nordion shall have the right to, (i) request and receive payment from IDEC of those amounts set out in Section 2.3 of this Third Amendment, as applicable, with respect to [CONFIDENTIAL TREATMENT REQUESTED], (ii) submit requests for disbursement and receive payment from Escrow, corresponding to the amount determined in accordance with Sections 2.3 and 2.4 of this Third Amendment, as applicable, with respect to [CONFIDENTIAL TREATMENT REQUESTED].

          (ii) After the later of (i) BLA approval or (ii) the date Nordion is capable of commercially supplying Isotope from the KRMF Facility, Nordion shall have, on notice to IDEC and Escrow, the right to submit requests for disbursements and receive payment from Escrow of amounts corresponding to any [CONFIDENTIAL TREATMENT REQUESTED] of Isotope pursuant to Section 3.2 of this Third Amendment.

     5.8  In addition to IDEC's right to withdraw from Escrow as set forth in
          Section 5.6 above, IDEC shall have the right to withdraw investment returns from Escrow on a quarterly basis to the extent the principal has not been impaired as a result of negative investment returns. Requests for disbursement from Escrow of investment returns shall be submitted in writing to Nordion and Escrow. The request for disbursement shall include the determination and details of the amount claimed, signed by an officer of IDEC. Unless IDEC and Escrow receive written objection signed by an officer of Nordion within five (5) business days after delivery to Nordion and Escrow of IDEC's request for disbursement, Escrow shall immediately remit such payment to IDEC. In its objection, Nordion shall further stipulate those amounts in dispute and the details and reasons disbursement of such amounts are in dispute. The amounts not in dispute due and payable to IDEC shall be immediately disbursed to IDEC from Escrow.

     5.9 Requests for disbursement from Escrow by either party under this Third Amendment shall be submitted to the other party and Escrow. The requests for disbursement shall include the determination and details of the amount claimed signed by an officer of the requesting party. Unless the requesting party and Escrow receive written objection signed by an officer of the other party within five (5) business days after delivery to the other party and Escrow of the requesting party's request for disbursement, Escrow shill immediately remit such payment to requesting party. In its objection, the objecting party shall further stipulate those amounts in dispute and the details and reason such amounts are in dispute. The remaining amounts not in dispute due and payable to requesting party shall be immediately disbursed to the requesting party from Escrow.

     5.10 Any controversy or dispute arising out of Section 5.9 above shall be resolved through binding arbitration conducted by the American Arbitration Association under its Commercial Arbitration Rules ("Rules"). The arbitration shall be

                                                CONFIDENTIAL TREATMENT REQUESTED

          conducted by a single arbitrator mutually selected by the parties from the National Panel of Commercial Arbitrators, or failing such agreement within three (3) days

                                                CONFIDENTIAL TREATMENT REQUESTED

          of the Arbitration Demand (as defined below), as appointed by the American Arbitration Association under the Rules. Should the requesting party described in Section 5.9 disagree with the objecting party's objection set out above, the requesting party (except if the parties otherwise agree) shall send a demand of intention to arbitrate (the "Arbitration Demand") to the objecting party within 10 days of receipt by the requesting party of objecting party's notice of objection set out above. The objecting party shall respond to the Arbitration Demand within seven (7) days of receipt of such demand. Notwithstanding the submission of an Arbitration Demand, Escrow shall disburse all amounts not in dispute.

          The parties shall commence arbitration on the fifteenth (15th) business day after receipt by the objecting party of the Arbitration Demand or such date thereafter at the earliest convenience of the arbitrator. The arbitrator may for good cause extend any period of time set out in this Section 5.10. The arbitration shall be held at the offices of the arbitrator in the City of New York or at such other location as mutually agreed by the parties. The parties shall use reasonable efforts to complete such arbitration within one (1) day. The arbitrator shall render his/her decision as soon as reasonably possible after the conclusion of the arbitration proceedings. Nordion and IDEC agree that such decision shall be binding and non-appealable. The costs of arbitration shall be paid by the losing party with each party to bear its own attorney fees. The decision of the arbitrator, pursuant to this section, shall be limited to determination of the following issues, as the case may be (i) determination of whether or not thc requesting party's right to draw against the Escrow has been triggered, and (ii) the amount that may be drawn from Escrow. In considering the matter the arbitrator shall only be entitled to consider (i) notices and reports provided in accordance with this Third Amendment, and (ii) financial records and independent auditor reports (if any), with respect to Isotope sales activities, prepared in accordance with generally accepted accounting principles, including Isotope Batch manufacturing records, Isotope shipping records, Isotope accounts receivable and bad debts (purged of Confidential Information), and other such similar information or financial records as those referenced in this sub item (ii). For the purpose of clarity, IDEC acknowledges that Nordion's obligations under the Agreement are generally limited to the manufacture and distribution of Isotope, and IDEC acknowledges and agrees that under no circumstances shall IDEC argue or submit or the arbitrator be entitled to raise or consider objection to payment of amounts under the Agreement from Escrow based on (a) competitive market conditions encountered by Nordion or IDEC for the sale of Isotope or Labelled Drug, (b) Nordion's lack of marketing activities with respect to sale of Isotope to third parties,
          (c) the purchase price of Isotope charged by Nordion to third parties unless in breach of contract, (d) Force Majeure delaying or preventing IDEC from carrying out its obligations under the Agreement, (e) actual costs incurred to construct the KRMF Facility, or (f) Nordion's refusal to supply Isotope to customers who fail to pay invoices as they become due.

          The written decision of the arbitrator shall be sufficient authority to require and authorize release or withholding by the Escrow of funds in Escrow in accordance

                                                CONFIDENTIAL TREATMENT REQUESTED

          with such decision. The arbitrator shall provide a brief written summary to both parties of the reasons and basis of the decision. Such decision shall be enforceable by any court of competent jurisdiction.

     5.11 In the event the Agreement is terminated by IDEC or Nordion pursuant to Section 17.5 of the Agreement (bankruptcy), the party not subject to the proceedings described in section 17.5 of the Agreement shall, on notice to the other party and Escrow, be entitled to withdraw and retain the amount in Escrow at such date as reconciled pursuant to
          Section 5.6 above. In the event Nordion terminates the Agreement pursuant to this Section 5.11, IDEC shall have a reinstatement right equivalent to the reinvestment right set forth in Section 2.5 of this Third Amendment following dismissal of such proceedings.

     5.12 In the event of termination of the Agreement for material breach by either party pursuant to Section 17.4 of the Agreement (material breach), all sums in Escrow as of the date of termination shall, in the event of contested termination by the other party notified to the terminating parry and Escrow in writing within seven (7) days of termination, remain in Escrow pending final determination of the matter by arbitration as described in Section 5.10 above. In the event the other party is found by the arbitrator to be in material breach of the Agreement, the terminating party shall be entitled to withdraw all sums in Escrow. If the other party is found by the arbitrator not to be in material breach of the Agreement, such other party shall be entitled to withdraw all sums in Escrow. If a termination by IDEC for material breach is not contested by Nordion, all sums in Escrow shall be disbursed to IDEC. If a termination for material breach by Nordion is not contested by IDEC, all sums in escrow shall be disbursed to Nordion. Notwithstanding anything to the contrary Set forth in this
          Section 5.12, the decision of the arbitrator pursuant to this Section
          5.12 shall not limit IDEC or Nordion, as the case may be, from pursuing its rights and remedies under the Agreement, including the right to seek damages, including the right to seek the disbursed funds.

     5.13 In the event of termination of the Agreement by IDEC or Nordion pursuant to Section 24.1 of the Agreement (Force Majeure), the terminating party shall, on notice to the other party, and Escrow, be entitled to withdraw and retain the amount in Escrow at such date as reconciled pursuant to Section 5.6 above. In the event Nordion terminates the Agreement pursuant to this Section 5.13, IDEC shall have a reinstatement right equivalent to the reinstatement right set forth in Section 2.5 of this Third Amendment following termination for such Force Majeure event.

6.   IDEC PROJECTIONS

     6.1 Attached to this Third Amendment as Attachment 5 is [CONFIDENTIAL TREATMENT REQUESTED]. The [CONFIDENTIAL TREATMENT REQUESTED].

                                                CONFIDENTIAL TREATMENT REQUESTED

     6.2 On or about [CONFIDENTIAL TREATMENT REQUESTED] through the date Nordion is capable of commercially supplying Isotope from the KRMF Facility, IDEC shall update the [CONFIDENTIAL TREATMENT REQUESTED] and taking into account [CONFIDENTIAL TREATMENT REQUESTED]. IDEC and Nordion shall meet the [CONFIDENTIAL TREATMENT REQUESTED] to review the [CONFIDENTIAL TREATMENT REQUESTED].

     6.3 Without limiting Nordion's supply obligations under the Agreement, Nordion agrees that if [CONFIDENTIAL TREATMENT REQUESTED] indicates that [CONFIDENTIAL TREATMENT REQUESTED], Nordion shall adopt the following strategies as it selects to ensure adequate supply capacity:

STRATEGY                                 TOTAL NET VIALS/WEEK          LEAD TIME

[CONFIDENTIAL TREATMENT REQUESTED]

1.   [CONFIDENTIAL TREATMENT REQUESTED].

2.   [CONFIDENTIAL TREATMENT REQUESTED].

     6.4 Notwithstanding Section 6.3 above, if in Nordion's reasonable business judgment, Nordion determines that strategies 8 and 11 set forth above are unnecessary or premature, and IDEC requires the implementation of either such strategy, IDEC shall pay Nordion an amount equal to [CONFIDENTIAL TREATMENT REQUESTED] of the reasonable out-of-pocket labor and material costs associated with strategy 8, or [CONFIDENTIAL TREATMENT REQUESTED] of the reasonable out-of-pocket costs (and Nordion labour costs at the foregoing rate) associated with strategy 11, if less than, an average of [CONFIDENTIAL TREATMENT REQUESTED] are required and purchased to meet Isotope demand from the implementation of such strategies during the period the [CONFIDENTIAL TREATMENT REQUESTED] excess demand.

     6.5 Nordion agrees it shall promptly disclose to IDEC any information it acquires that would be reasonably indicative of a potential Force Majeure event, including without limitation, a labor disruption or strike. In the event of a Force Majeure event, Nordion shall exercise commercially reasonable efforts to eliminate, cure or overcome such event, which efforts shall include, without limitation, the

                                                CONFIDENTIAL TREATMENT REQUESTED

          strategies described in Section 6.3 above and the lawful deployment of management if possible, to operate the Isotope facilities.

7.   OTHER MATTERS

     7.1 In the event IDEC is entitled under the Agreement to seek supply of Isotope from a third party, the minimum purchase commitment described in Section 3.1 of this Third Amendment shall be reduced proportionately.

     7.2 During the period of supply from both the original and New Facility, Nordion may be required to produce Isotope in up to [CONFIDENTIAL TREATMENT REQUESTED]. During thc period of such increased production from the original or New Facility, the reference in Section 8.4 (c)
          (i) of the Agreement to [CONFIDENTIAL TREATMENT REQUESTED] shall be amended to provide for [CONFIDENTIAL TREATMENT REQUESTED]. After Nordion has submitted and updated the DMF for and is supplying Isotope from the KRMF Facility, the reference in Section 8.4 (c) (i) of the Agreement shall revert back to [CONFIDENTIAL TREATMENT REQUESTED]."

     7.3 The references in Section 17.6 of the Agreement to [CONFIDENTIAL TREATMENT REQUESTED] arc hereby amended to refer to [CONFIDENTIAL TREATMENT REQUESTED].

     7.4 Section 17.2 of the Agreement is hereby deleted and replaced with the following:

          17.2   Extension

                 IDEC may extend the term of the Agreement by an additional [CONFIDENTIAL TREATMENT REQUESTED] after the expiration of the Initial Term by providing written notice to Nordion of its election to extend [CONFIDENTIAL TREATMENT REQUESTED]. Notwithstanding the foregoing, [CONFIDENTIAL TREATMENT REQUESTED].

8.   NO FURTHER MODIFICATIONS

     8.1 Except as set forth in this Third Amendment all of the terms and conditions of the Agreement shall remain unmodified and in full force and effect. Effective as of the date hereof, all references to the Agreement shall refer to the Agreement as amended by this Third Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first above written.

MDS (CANADA) INC.                   IDEC PHARMACEUTICALS CORPORATION

By: /s/ Dr. Iain Trevena            By: /s/ Mark Wiggins

                                                CONFIDENTIAL TREATMENT REQUESTED

Its: Senior Vice President          Its: Vice President, Marketing and Business
     Nuclear Medicine                    Development

                                                CONFIDENTIAL TREATMENT REQUESTED

                ATTACHMENT 1: [CONFIDENTIAL TREATMENT REQUESTED]

                [CONFIDENTIAL TREATMENT REQUESTED]

                                                CONFIDENTIAL TREATMENT REQUESTED

                         ATTACHMENT 2: ESCROW AGREEMENT

This Escrow Agreement (`Agreement") is made and entered into as of ________ by and between IDEC Pharmaceuticals Corporation ("IDEC"), MDS (Canada) Inc., MDS Nordion division, successor to MDS Nordion Inc. ("Nordion"), and Union Bank of California, N.A. ("Escrow Agent") as follows;

1.0  ESCROW INSTRUCTIONS

1.1 IDEC has agreed with Nordion to deposit and maintain certain funds in escrow.

1.2 The Escrow Agent agrees to accept said funds for deposit and to establish and maintain a separate account for such funds. Within two (2) business days following receipt of a deposit by IDEC, Escrow Agent shall notify Nordion thereof in writing.

1.3 Subject to section 1.4 of this Agreement, upon receipt by Escrow Agent of a written request for disbursement of funds from escrow from either party signed by an officer of the requesting party, Escrow Agent shall immediately remit such funds to the requesting party. Thc request for disbursement shall set forth the determination of the amount to be paid, the payee and payee's address or wire instructions.

1.4 If the requesting party and Escrow Agent receive written objection signed by an officer of the other party within five (5) days after delivery to the other party and Escrow Agent of the requesting party's request for disbursement, escrow Agent shall, withhold disbursement of the funds and remain in possession of such funds pending resolution by Nordion and IDEC of the objection by mutual agreement or by arbitration. In such written objection, the objecting party shall stipulate those amounts in dispute, the details and reason such amounts are in dispute and those amounts not in dispute. If no such objection is received, the Escrow Agent shall immediately disburse those funds in escrow as requested by the requesting party or, as the case may be, those amounts that are not in dispute. Escrow Agent will accept facsimile signatures with original signatures to follow.

1.5 The written request of a requesting parry in accordance with this Agreement, mutual written agreement of IDEC and Nordion or written decision of the arbitrator shall be sufficient authority to require and authorize release or withholding by the Escrow Agent of funds in escrow.

1.6 Escrow Agent shall provide monthly account statements by mail to IDEC and Nordion setting out the principal amounts deposited into escrow, investment returns accrued and withdrawn, the extent to which the principal has been impaired as a result of negative investment returns and any other withdrawal or disbursement of funds in escrow during the term of the escrow. Escrow Agent shall provide prompt notice to Nordion, with a copy to IDEC, if the investment has been impaired as a result of negative investment returns.

1.7 The escrow shall only bc terminated upon joint written instruction from the parties to this escrow or the disbursement of all funds in escrow.

                                                CONFIDENTIAL TREATMENT REQUESTED

1.8 Escrow Agent shall invest the funds deposited in escrow pursuant to written instructions from IDEC, provided such instructions are in accordance with the investment guidelines described in the guidelines attached hereto and incorporated herein by reference. IDEC shall fail to provide such instructions, Escrow Agent shall invest funds in the Provident Cash Management Shares T-Fund and it is understood that Escrow Agent may render administrative services and receive fees from thc distributor of such Fund. Upon receipt of notice of request for disbursement from escrow, in accordance with this Agreement Escrow Agent agrees to liquidate the investment to the extent required and to disburse the proceeds to the requesting party.

2.0  RIGHTS OF ESCROW AGENT

2.1 The Escrow Agent shall have no duties or responsibilities except those expressly set forth herein.

2.2 No person, firm or corporation will be recognized by the Escrow Agent as a successor or Assignee of this Agreement until acknowledgment by Nordion and IDEC of such successor or assignment is received by Escrow Agent and written evidence be presented to the Escrow Agent, which evidence is satisfactory to the Escrow Agent of such succession or assignment.

2.3 The Escrow Agent shall not be responsible for confirming the identity, authority or rights of any person, firm or corporation executing or delivering or purporting to deliver or execute this Escrow Agreement.

2.4 The Escrow Agent may rely upon any instrument in writing believed by it to be genuine and sufficient and properly presented and shall not be liable or responsible for any action taken or omitted in accordance with the provisions thereof.

2.5 The Escrow Agent shall not be liable or responsible for any act it may do or omit to do except for its negligence or willful misconduct. The Escrow Agent may consult with an attorney and be fully protected with respect to any action taken or omitted by it in good faith or on advice of counsel.

2.6 In the event any property held by the Escrow Agent hereunder shall be attached, garnished or levied upon under any court order or if the delivery of such property shall be stayed or enjoined by any court order, or if any court order, judgement or decree shall be made or entered affecting such property or affecting any act by the Escrow Agent, the Escrow Agent shall obey and comply with all writs, orders, judgments or decrees so entered or issued, notwithstanding any provisions of this Escrow Agreement to the contrary. If the Escrow Agent obeys and complies with any such writs or decrees, it shall nor be liable to any other parties hereto or to such other person, firm or entity by reason of such compliance, notwithstanding that such writs, orders or decree may be subsequently reversed, modified, annulled, set aside or vacated.

2.7 IDEC and Nordion shall each pay one-half (1/2) of Escrow Agent's reasonable compensation and shall reimburse the Escrow Agent for all reasonable expenses incurred by the Escrow Agent in connection with the duties and compliance in good faith with the

                                                CONFIDENTIAL TREATMENT REQUESTED

     terms and conditions of this Escrow Agreement. IDEC and Nordion respectively shall indemnify and hold the Escrow Agent harmless against any and all losses, claims, liabilities, costs, payments and including reasonable legal fees for counsel who may be selected by the Escrow Agent, which may be imposed upon or incurred by Escrow Agent hereunder as a result of the respective acts or omissions of IDEC or Nordion, as the case may be, Escrow Agent's fee schedule is attached hereto as Exhibit A. Escrow Agent may withdraw compensation and expenses from account income in the event payment is not received by Escrow Agent within thirty (30) days of the date of invoice.

2.8 The Escrow Agent makes no representation as to the validity, value, genuineness or the collectibility of any security or other document or instrument held by or delivered to it.

     Escrow Agent may resign on thirty (30) days' written notice to IDEC and Nordion. IDEC and Nordion may remove Escrow Agent on thirty (30) days' written notice to all parties hereunder. Upon receipt of such notice, IDEC and Nordion shall appoint a successor escrow agent in writing delivered to Escrow Agent. Thereupon, Escrow Agent shall deliver all assets in its custody to such successor escrow agent and all responsibility of Escrow Agent under this Agreement shall terminate; provided, however, Escrow Agent's obligations under this Agreement shall not terminate until delivery of the assets to the successor Escrow Agent. If the parties fail to appoint a successor escrow agent, within five (5) days of expiry of the aforementioned thirty (30) day notice period, the Escrow Agent shall deliver all assets in escrow in its custody to a court of competent jurisdiction as IDEC and Nordion shall instruct in writing or, in the absence of such joint instruction, to an escrow agent appointed by a court of competent jurisdiction as petitioned by any party to this Agreement.

     Escrow Agent may consult with independent legal counsel in the event of any dispute or question as to the interpretation of any of the provisions hereof or its duties hereunder and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel. Escrow Agent shall notify IDEC and Nordion in writing when it intends to consult with such independent legal counsel and the anticipated cost. Escrow Agent shall have the right to file legal proceedings, including an interpleader, to determine the proper disposition of assets hereunder, all costs thereof constituting an expense of administration of this Agreement.

     The duties and responsibilities of Escrow Agent shall be limited to those expressly set forth in this Escrow Agreement; provided, however, that, with Escrow Agent's written consent, the duties and responsibilities in this Escrow Agreement may bc amended at any time or times by an instrument in writing signed by the parties. With the exception of this Agreement Escrow Agent is not responsible for, or chargeable with knowledge of, any terms or provisions contained in either the underlying agreement referred to in this Agreement or any other separate agreements and understandings between the parties. Thc Escrow Agent shall not be liable for the accuracy of any calculations or the sufficiency of any funds for any purpose. The Escrow Agent shall not have any liability under this Escrow Agreement except to the extent of its own gross negligence or willful misconduct. In no event shall the escrow Agent be liable for any special, indirect or consequential damages.

                                                CONFIDENTIAL TREATMENT REQUESTED

     Escrow Agent is authorized, in its sole discretion, to disregard any and all notices or instructions given by IDEC and Nordion or by any other person, firm or corporation, except such notices or instructions as are specifically provided for herein.

3.0  MISCELLANEOUS

3.1 All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, sent by facsimile with acknowledged receipt or recognized courier service with acknowledged receipt, or five days after being mailed by prepaid registered or certified mail addressed to, the party for whom intended, as follows, or to such other address as may be furnished by such party by notice in the manner provided herein:

     IDEC:            3030 Callan Road
                      San Diego, CA  92121
                      Attn: Senior Vice President and Chief Financial Officer
                      Fax: (858) 431-8892

     Nordion:         447 March Road
                      Ottawa, Ontario
                      K2K1X8
                      Attn: Vice President and Chief Financial Officer
                      Fax: (613) 592-5302

     Escrow Agent:    Union Bank of California, N.A.
                      120 S.  San Pedro Street, 4th Floor
                      Los Angeles, CA  90012
                      Attn: Corporate Trust Department
                      Fax: (213) 972-5694

3.2 The name, title, and specimen signature of each individual authorized to provide notices hereunder (including requests for disbursement) is attached as Exhibit B hereto and IDEC and Nordion represent and warrant that each individual so listed is authorized to give such notice- IDEC and Nordion may, from time to time, as each respectively deems appropriate, add such persons to Exhibit B, who are authorized to provide notices hereunder.

3.3 This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and permitted assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of all the other parties, which consent shall not be unreasonably withheld.

     If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

                                                CONFIDENTIAL TREATMENT REQUESTED

3.4 This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of California applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

3.5 This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement or this Escrow Agreement to be duly executed by their duly authorized representatives, as of the date first written below:

ESCROW AGENT:              Union Bank of California, N.A.

     By:
                           --------------------------------------------
     Executed this date, November _____, 2001
IDEC:

     By:
                           --------------------------------------------
     Executed this date, November _____, 2001

NORDION:

     By:
                           --------------------------------------------
     Executed this date, November _____, 2001

                                                CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT A

                                  FEE SCHEDULE

                         UNION BANK OF CALIFORNIA, N.A.
                            CORPORATE TRUST SERVICES

                                SCHEDULE OF FEES
                                       FOR
                              ESCROW AGENT SERVICES

                                ESCROW AGREEMENT
                                      AMONG
                        IDEC PHARMACEUTICALS CORPORATION,
                     MDS (CANADA) INC., MDS NORDION DIVISION
                                       AND
                          UNION BANK OF CALIFORNIA, NA.
--------------------------------------------------------------------------------

ACCEPTANCE AND SET-UP FEE:                                             [CONFIDENTIAL TREATMENT
(DUE AND PAYABLE ON THE CLOSING DATE)                                               REQUESTED]

ANNUAL ESCROW ADMINISTRATION                                           [CONFIDENTIAL TREATMENT
(FIRST YEAR'S FEE IS DUE AND PAYABLE IN ADVANCE ON THE CLOSING DATE)                REQUESTED]

LEGAL COUNSEL FEE:                                                                   NO CHARGE
(USE OF UNION BANK IN-HOUSE LEGAL COUNSEL)

TRANSACTIONAL CHARGES:                                                 [CONFIDENTIAL TREATMENT
         DISBURSEMENTS/WIRES (EACH):                                                REQUESTED]
         INVESTMENTS (PER SALE/PURCHASE/TRANSFER):

OUT-OF-POCKET EXPENSES:                                                            AS INVOICED

ACCEPTED BY:________________________________                           DATE:___________________

FEES SUBJECT TO ACCEPTANCE AND REVIEW BY UNION BANK OF CALIFORNIA, N.A.  OF ALL DOCUMENTS
PERTAINING TO THIS ISSUE.

                                                CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT B

IDEC:

Name:                               Signature

----------------------------------------------------------------------

Name:                               Signature

----------------------------------------------------------------------

NORDION:

Name:                               Signature

----------------------------------------------------------------------

Name:                               Signature

----------------------------------------------------------------------

                                                CONFIDENTIAL TREATMENT REQUESTED

                        IDEC PHARMACEUTICALS CORPORATION
                          SHORT-TERM INVESTMENT POLICY

                              INVESTMENT OBJECTIVES

     A.   [CONFIDENTIAL TREATMENT REQUESTED]

INVESTMENTS SHALL CONSIST OF THE FOLLOWING TYPES OF SECURITIES:

                       [CONFIDENTIAL TREATMENT REQUESTED]

          [CONFIDENTIAL TREATMENT REQUESTED]

                                                CONFIDENTIAL TREATMENT REQUESTED

                 ATTACHMENT 3: IDEC PHARMACEUTICALS CORPORATION
                          SHORT-TERM INVESTMENT POLICY

                              INVESTMENT OBJECTIVES

          [CONFIDENTIAL TREATMENT REQUESTED]

                                                CONFIDENTIAL TREATMENT REQUESTED

                ATTACHMENT 4: [CONFIDENTIAL TREATMENT REQUESTED]

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                       [CONFIDENTIAL TREATMENT REQUESTED]

-------------------------------------------------------------------------------

                                                CONFIDENTIAL TREATMENT REQUESTED

                                  ATTACHMENT 5:

          [CONFIDENTIAL TREATMENT REQUESTED]

                                       31